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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                                 August 14, 2002
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-21878                                       04-3081657
(Commission File Number)                    (I.R.S. Employer Identification No.)


            1888 CENTURY PARK EAST, SUITE 222, LOS ANGELES, CA 90067
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                1900 AVENUE OF THE STARS, LOS ANGELES, CA 90067
                (Former Address of Principal Executive Offices)
                                   (Zip Code)


                                 (310) 552-6800
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS

     On August 14, 2002 Simon Worldwide, Inc. (the "Registrant") announced that it would delay the filing of its quarterly report on Form 10-Q for the quarter ending June 30, 2002, which was due August 14, 2002. A press release issued by the Registrant in connection with such announcement is attached hereto as
EXHIBIT 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT 99.1:  PRESS RELEASE


SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                          SIMON WORLDWIDE, INC.


Date:  August 14, 2002                    By: /s/ J. Anthony Kouba
                                              --------------------------------
                                              J. Anthony Kouba,
                                              Member of Executive Committee